UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2007
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 3.1
EXHIBIT 99.1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) On August 23, 2007, the Board of Directors (the “Board”) of Emulex Corporation (the “Company”) approved an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Bylaws”).
     Descriptions of the provisions adopted or changed (other than administrative or clerical changes) and, if applicable, the previous provision are provided below. These descriptions are summaries and are qualified in their entirety by the Bylaws filed herewith as Exhibit 3.1, the text of which is incorporated by reference in this Section 5.03.
Change in Principal Office
     Article I, Section 1.2 was updated to include the current corporate offices.
Stockholder Meetings, Voting and Related Matters
     The Company made various changes to Article II of the Bylaws to reflect recent changes in law relating to stockholder communication and notice and to provide more flexibility for the Company and the Board of Directors in connection with the calling, notice and conduct of stockholder meetings. The following are the material changes that were made to Article II of the Bylaws:
▪	Section 2.1: Place of Meeting. This section was revised to permit the holding of stockholders meetings by remote communication, as now permitted under Delaware law.

▪	Section 2.2: Annual Meetings. This section was revised to grant the Board discretion to set the annual meeting date. Previously, annual meetings were to be held on the third Thursday of November of each year unless otherwise determined by the Board.

▪	Section 2.3: Special Meetings. This section was revised to clarify that business transacted at a special meeting is confined to the business stated in the notice of the special meeting.

▪	Section 2.4: Notice of Meeting. This section was revised to permit a notice of meeting to be sent by facsimile or electronic mail, if the stockholder has consented to such means, as now permitted under Delaware law.

▪	Section 2.7: Record Date. This section was revised to more closely track the applicable provisions of the Delaware General Corporation Law regarding establishment of a record date.

▪	Section 2.8: Waiver of Notice. This section was revised to clarify the situations where waiver of notice is required and to more closely track the applicable provisions of the Delaware General Corporation Law.

▪	Section 2.9: Action Without Meeting. The Company’s Certificate of Incorporation provides that stockholders may elect directors by written consent only when such consent is unanimous. Additional language has been added to this section (and Section 3.3) to clarify this point.

▪	Section 2.10: Proxies. This section was revised to extend the maximum life of a proxy from 11 months to three years and, to the extent permitted by law, permit the proxy communication and authorization by electronic transmission.

▪	Section 2.11: Inspector of Elections. This section was revised to more closely track the applicable provisions of the Delaware General Corporation Law.

▪	Section 2.13: Preparation of Stockholder List. This section was revised to reflect changes to the law regarding the provision of a stockholder list (including allowing for electronic access to such list).

▪	Section 2.14: Stockholder Proposals at Meetings of the Stockholders. In order to provide the Company with additional time to consider and respond to stockholder proposals, this section was revised to (i) extend the advance notice period for stockholder proposals from no less than 60 and no more than 90 days prior to the date of such annual meeting to no less than 90 and no more than 120 days prior to the date of the annual meeting, and (ii) provide that if the first public disclosure of the annual meeting date is made less than 100 days prior to the date of the meeting (increased from 70 days in the prior Bylaws) then notice of stockholder proposals will be deemed timely if received no later than the 10th day following such public announcement. In addition, the provision was revised to clarify the meaning of “public disclosure” for purposes of disclosure of the date of an annual meeting.
Director Meetings and Related Matters.
▪	Electronic Notice. The Bylaws were amended to allow for electronic notice of resignation (Section 3.3), electronic notice of special meetings of directors (Section 3.7), electronic consent to actions by consent in lieu of a meeting (Section 3.9) and electronic waiver of notice (Section 3.11).

▪	Section 3.11: Waiver of Notice. This section was revised to more clearly set forth the situations where waiver of notice is required.

▪	Section 3.14: Rights of Inspection. This Section was revised to conform to the applicable provisions of the Delaware General Corporation Law by specifying that inspection may be made for purposes reasonably related to the director’s position as a director of the Company.

▪	Section 3.15: Committees. This section was revised to remove the specified limits on the power of the Board to delegate to a committee, and replaced it with a provision that permits the board to delegate actions to a committee to the fullest extent permitted by law.

▪	Section 3.16: Removal of Directors. This section was revised to conform to the applicable provisions of the Delaware General Corporation Law. In particular, the provision was clarified to indicate that if less than the entire Board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if cumulative voting applied.

▪	Section 3.18: Notice of Stockholder Nominees. This section was revised so that the notice period for a stockholder proposing a director nominee is consistent with the advance notice period for other proposals, which are governed by Section 2.14 of the Bylaws (see description above).
Stock Certificates and Transfers
▪	Section 5.1: Certificates for Stock. This section was revised to include provisions allowing for uncertificated shares, as well as certain related provisions relating to uncertificated shares. These changes permit the Company to participate in the direct share registration system, which under recently adopted amendments to the NYSE rules, is required for all NYSE listed companies effective January 1, 2008. Previously, the Company’s Bylaws provided every Company stockholder with the right to have a certificate certifying the number of shares owned by such stockholder.
Other Provisions
▪	Section 6.1: Endorsements of Documents. This provision was revised to conform to the Company’s current policy on execution of documents on the Company’s behalf.

▪	Prior Section 6.3: Stock Purchase Plans. The former provision authorizing the establishment of stock purchase, stock option or other such equity plans was deleted as it is not necessary to address the Company’s rights to adopt equity plans in the Bylaws.

▪	Section 6.4: Amendments. This section was revised to include the limitations under the Delaware General Corporation Law which, among other provisions, provides that bylaw amendments adopted by stockholders which specify the votes necessary to elect directors may not be further amended by directors.
Emergency Provisions
▪	The Company modified the emergency provisions to eliminate detailed emergency procedures in favor of provisions allowing the officers and directors greater flexibility to establish procedures and take action in the event these provisions are ever applicable.

Item 8.01 Other Events
     On August 23, 2007, the Company’s Board of Directors amended its Corporate Governance Guidelines. The amended Corporate Governance Guidelines are filed herewith as Exhibit 99.1.

Item 9.01	Exhibits

(d)	Exhibit No.	Description

	3.1	Bylaws of Emulex Corporation, as amended and restated

	99.1	Corporate Governance Guidelines of Emulex Corporation, as amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: August 29, 2007	By:	/s/ JAMES MCCLUNEY
James McCluney,
Chief Executive Officer and President

Exhibit Index

Exhibit Number	Exhibit Title or Description

3.1	Bylaws of Emulex Corporation, as amended and restated

99.1	Corporate Governance Guidelines of Emulex Corporation, as amended